UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 21, 2015

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, New York	10282
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (212) 902-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)         At the Annual Meeting of Shareholders of The Goldman Sachs Group, Inc. (“Group Inc.”) held on May 21, 2015 (the “Annual Meeting”), our shareholders approved The Goldman Sachs Amended and Restated Stock Incentive Plan (2015) (the “2015 SIP”). The 2015 SIP replaces the Amended and Restated Stock Incentive Plan previously in effect, and applies to awards granted on or after May 21, 2015.

The terms of the 2015 SIP are unchanged from those previously approved by shareholders, other than an increase of 50 million in the number of shares authorized for issuance under the plan and an extension of the term of the plan through our 2019 annual meeting of shareholders (i.e., an additional three years). For a description of the terms and conditions of the 2015 SIP, see “Summary of Material Terms of the 2015 SIP” under “Item 3 – Approval of The Goldman Sachs Amended and Restated Stock Incentive Plan (2015)” in the Proxy Statement, dated April 10, 2015, for the Annual Meeting, which description is incorporated herein by reference.

Item 5.07         Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting was held on May 21, 2015.

(b)	The results of the matters submitted to a shareholder vote at the Annual Meeting were as follows:

1.         Election of Directors: Our shareholders elected the following 13 directors to each serve a one-year term expiring on the date of our 2016 annual meeting of shareholders or until his or her successor has been duly chosen and qualified.

	For	Against	Abstain	Broker Non-Votes
Lloyd C. Blankfein	310,662,591	7,545,840	1,809,355	52,232,466

M. Michele Burns	316,465,997	2,740,925	810,864	52,232,466

Gary D. Cohn	317,217,755	2,034,326	765,705	52,232,466

Mark Flaherty	317,212,781	1,957,278	847,727	52,232,466

William W. George	315,449,076	3,749,371	819,339	52,232,466

James A. Johnson	297,714,027	21,454,909	848,850	52,232,466

Lakshmi N. Mittal	314,123,942	5,090,512	803,332	52,232,466

Adebayo O. Ogunlesi	315,888,731	3,284,284	844,771	52,232,466

Peter Oppenheimer	316,764,444	2,409,360	843,982	52,232,466

Debora L. Spar	316,636,760	2,548,470	832,556	52,232,466

Mark E. Tucker	317,240,387	1,935,023	842,376	52,232,466

David A. Vinar	317,116,671	2,158,326	742,789	52,232,466

Mark O. Winkelman	317,018,864	2,219,690	779,232	52,232,466

2.        Advisory Vote to Approve Executive Compensation (Say on Pay): Our shareholders approved the Say on Pay proposal.

For	Against	Abstain	Broker Non-Votes
310,395,271	6,993,521	2,628,994	52,232,466

3.        Approval of the 2015 SIP: Our shareholders approved the 2015 SIP.

For	Against	Abstain	Broker Non-Votes
220,481,012	98,088,628	1,448,146	52,232,466

4.        Ratification of Appointment of Independent Registered Public Accounting Firm: Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ended December 31, 2015.

For	Against	Abstain
369,090,658	2,314,750	844,844

5.  Shareholder Proposal Regarding Vote-Counting: Our shareholders did not approve this proposal.

For	Against	Abstain	Broker Non-Votes
17,649,838	301,254,071	1,113,877	52,232,466

6.  Shareholder Proposal Regarding Vesting of Equity Awards Upon Entering Government Service: Our shareholders did not approve this proposal.

For	Against	Abstain	Broker Non-Votes
60,916,969	257,463,477	1,637,340	52,232,466

7.  Shareholder Proposal Regarding Right to Act by Written Consent: Our shareholders did not approve this proposal.

For	Against	Abstain	Broker Non-Votes
119,961,847	198,373,444	1,682,495	52,232,466

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC.

(Registrant)

Date: May 21, 2015	By:	/s/ Gregory K. Palm
Name: Gregory K. Palm
Title: Executive Vice President and General Counsel